Exhibit 8.1

List of subsidiaries of Huazhu Group Limited

List of Subsidiaries

I.	Directly-Owned Subsidiaries:

China Lodging Investment Limited (Cayman Islands)

China Lodging Holdings (HK) Limited (Hong Kong)

China Lodging Holdings Singapore Pte. Ltd. (Singapore)

Sheen Step Group Limited (Seychelles)

CLG Special Investments Limited (Cayman Islands)

City Home Group Limited (Cayman Islands)

HanTing (Tianjin) Investment Consulting Co., Ltd. (PRC)

II.	Indirectly-Owned Subsidiaries:

1.	100% Owned Subsidiaries

1.1	Starway Hotels (Hong Kong) Limited (Hong Kong)
1.2	Crystal Orange Hotel Holdings Limited (BVI)
1.3	Orange Hotel Hong Kong Limited (Hong Kong)
1.4	ACL Greater China Limited (Hong Kong)
1.5	Ibis China Investment Limited (Hong Kong)
1.6	TAHM Investment Limited (Hong Kong)
1.7	Huazhu Investment I Limited (Hong Kong)
1.8	Huazhu Investment II Limited (Hong Kong)
1.9	Starway Hotel Holdings Limited (BVI)
1.10	Hi Inn Hotel Holdings Limited (BVI)
1.11	Hi Inn Hotel (Hong Kong) Limited (Hong Kong)
1.12	Starway Lodging (Hong Kong) Limited (Hong Kong)
1.13	City Home Investment Limited (Hong Kong)
1.14	Huazhu K.K. (Japan)
1.15	Huazhu Investment GmbH (Germany)
1.16	Huazhu GmbH & Co. KG (Germany)
1.17	Steigenberger Hotels Aktiengesellschaft (Frankfurt, Germany)
1.18	IntercityHotel GmbH (Frankfurt, Germany)
1.19	H.E.A.D. HOTEL EQUIPMENT AND DESIGN GmbH (Frankfurt, Germany)
1.20	Steigenberger Consulting GmbH (Frankfurt, Germany)
1.21	D.H. Deutsche Hospitality GmbH (Frankfurt, Germany)
1.22	Jaz Hotel GmbH (Frankfurt, Germany)
1.23	Steigenberger Spa GmbH (Frankfurt, Germany)
1.24	MAXX Hotel GmbH (Frankfurt, Germany)

1.25	STAG Hotelverwaltungs-Gesellschaft mbH (Vienna, Austria)
1.26	Steigenberger Hotels AG (Zürich, Switzerland)
1.27	STAG Hotels Netherlands B.V. (Amsterdam, Netherlands)
1.28	Scheveningen Hotel Holding B.V. (The Hague, Netherlands)
1.29	STAG Belgium N.V. (Brussels, Belgium)
1.30	Steigenberger Italia S.r.l. (Meran, Italy)
1.31	Steigenberger DMCC (Dubai, UAE)
1.32	Tunisian Hospitality Group SARL (Tunis, Tunisia)
1.33	Zleep Hotel GmbH (Frankfurt, Germany)
1.34	STAG Hotels Hungary Szállodaipari Kft. (Hungary)
1.35	Yagao Meihua Hotel Management Co., Ltd.
1.36	Tianjin Yagao Hotel Management Co., Ltd.
1.37	Starway Hotel Management (Shanghai) Co., Ltd.
1.38	Orange Hotel Management (China) Co., Ltd.
1.39	Beijing Crystal Orange Hotel Management Consulting Co., Ltd.
1.40	Beijing Orange Times Softwares Technology Co., Ltd.
1.41	Yiju (Shanghai) Hotel Management Co., Ltd.
1.42	Shanghai HanTing Hotel Management Group, Ltd.
1.43	HanTing Xingkong (Shanghai) Hotel Management Co., Ltd.
1.44	Hanting (Shanghai) Enterprise Management Co., Ltd.
1.45	Hai Haiyou Hotel Management (Ningbo) Co., Ltd.
1.46	Xingji Hotel Management (Ningbo) Co., Ltd.
1.47	Suzhou Ibis Hotel Limited
1.48	Nanjing Yiya Hotel Management Co., Limited
1.49	Wuxi Ibis Hotel Limited
1.50	Tianjin Ibis Hotel Limited
1.51	Chengdu Kehua Ibis Hotel Limited
1.52	Chengdu Ibis Hotel Limited
1.53	Ya’an Ibis Hotel Limited
1.54	Jizhu Information Technology (Shanghai) Co., Ltd.
1.55	Huazhu Hotel Management (Ningbo) Co., Ltd.
1.56	Huazhu Xingshun (Suzhou) Tourism Investment Co., Ltd.
1.57	Huazhu Hotel Management Co., Ltd.
1.58	Shanghai Shuohong Hotel Management Co., Ltd.
1.59	Shanghai Ibis Hotel Management Co., Limited
1.60	Nanjing Meiyue Hotel Management Co., Ltd.
1.61	Xi’an Anruosi Hotel Management Co., Ltd.
1.62	Xi’an Yusi Hotel Management Co., Ltd.
1.63	Ibis Xiamen Hotel Limited
1.64	Beijing Yaoting Hotel Management Co., Ltd.
1.65	Beijing Xiting Hotel Management Co., Ltd.
1.66	Shanghai Meiting Hotel Management Co., Ltd.
1.67	Shanghai Yiju Hotel Management Co., Ltd.
1.68	Hangzhou HanTing Kuaijie Hotel Management Co., Ltd.

1.69	Wuxi Yiju Hotel Management Co., Ltd.
1.70	Shanghai Yate Hotel Management Co., Ltd.
1.71	Shanghai HanTing Decoration and Engineering Co., Ltd.
1.72	Shanghai Songting Hotel Management Co., Ltd.
1.73	Shanghai Hegao Hotel Management Co., Ltd.
1.74	Shanghai Xinting Hotel Management Co., Ltd. (上海鑫庭酒店管理有限公司)
1.75	Shanghai Qinting Hotel Management Co., Ltd.
1.76	Shanghai Lingting Hotel Management Co., Ltd.
1.77	Shanghai Xinting Hotel Management Co., Ltd. (上海新庭酒店管理有限公司)
1.78	Shanghai Pengting Hotel Management Co., Ltd.
1.79	Shanghai Luting Hotel Management Co., Ltd.
1.80	Shanghai Haoting Hotel Management Co., Ltd.
1.81	Shanghai Yuyi Hotel Management Co., Ltd.
1.82	Shanghai Changting Hotel Management Co., Ltd. (上海长庭酒店管理有限公司)
1.83	Shanghai Yangting Hotel Management Co., Ltd.
1.84	Shanghai Guiting Hotel Management Co., Ltd.
1.85	Shanghai Jiating Hotel Management Co., Ltd.
1.86	Shanghai Senting Hotel Management Co., Ltd.
1.87	Shanghai Xiting Hotel Management Co., Ltd.
1.88	Shanghai Yuanting Hotel Management Co., Ltd.
1.89	Shanghai Yaogu Shangwu Hotel Management Co., Ltd.
1.90	Shanghai Aiting Hotel Management Co., Ltd.
1.91	Shanghai Yiju Hotel Management Co., Ltd.
1.92	Shanghai Qinting Hotel Management Co., Ltd.
1.93	Shanghai Changting Hotel Management Co., Ltd. (上海畅庭酒店管理有限公司)
1.94	Shanghai Hanhao Hotel Management Co., Ltd.
1.95	Hangzhou Muting Hotel Management Co., Ltd.
1.96	Hangzhou Anting Hotel Management Co., Ltd.
1.97	Hangzhou Qiuting Hotel Management Co., Ltd.
1.98	Hangzhou Yishitan Investment and Management Co., Ltd.
1.99	Hangzhou Senting Hotel Management Co., Ltd.
1.100	Hangzhou Heting Hotel Co., Ltd.
1.101	Hangzhou Hemei Hanting Hotel Co., Ltd.
1.102	Yiwu HanTing Hotel Management Co., Ltd.
1.103	Nanjing Ningru Hotel Management Co., Ltd.
1.104	Nantong Botong Hotel Co., Ltd.
1.105	Beijing Duoting Hotel Management Co., Ltd.
1.106	Beijing Zhongting Hotel Management Co., Ltd.
1.107	Beijing HanTing Jiamei Hotel Management Co., Ltd.
1.108	Beijing HanTing Ruijing Hotel Management Co., Ltd.

1.109	Beijing Dongting Hotel Management Co., Ltd.
1.110	Beijing Jiating Hotel Management Co., Ltd.
1.111	Beijing Anting Hotel Management Co., Ltd.
1.112	Beijing Yueting Hotel Management Co., Ltd.
1.113	Tianjin Yiting Hotel Management Co., Ltd.
1.114	Tianjin Xingting Hotel Management Co., Ltd.
1.115	Tianjin HanTing Xingkong Hotel Management Co., Ltd.
1.116	Xi’an HanTing Fukai Hotel Management Co., Ltd.
1.117	Xi’an Fengting Hotel Management Co., Ltd.
1.118	Jinan Hanting Hotel Management Co., Ltd.
1.119	Zibo HanTing Hotel Management Co., Ltd.
1.120	Xiamen Jiangting Hotel Co., Ltd.
1.121	Xiamen Wuting Hotel Co., Ltd.
1.122	Xiamen Tingju Hotel Co., Ltd.
1.123	Xiamen Xiating Hotel Co., Ltd.
1.124	Guangzhou Chengting Hotel Management Co., Ltd.
1.125	Guangzhou Shangbin Hotel Co., Ltd.
1.126	Guangzhou Mengting Hotel Management Co., Ltd.
1.127	Guangzhou Huiting Hotel Management Co., Ltd.
1.128	Guangzhou Meiting Hotel Management Co., Ltd.
1.129	Shenzhen Shenting Hotel Management Co., Ltd.
1.130	Shenzhen HanTing Hotel Management Co., Ltd.
1.131	Nanchang Yinting Hotel Management Co., Ltd.
1.132	Taiyuan Ruiting Yingze Hotel Management Co., Ltd.
1.133	Taiyuan Hanting Jiangnan Hotel Management Co., Ltd.
1.134	Wuhan Changting Hotel Management Co., Ltd.
1.135	Wuhan HanTing Hotel Management Co., Ltd.
1.136	Dalian Yuanyang Sikelai Hotel Co., Ltd.
1.137	Shenyang Maruika Hotel Management Co., Ltd.
1.138	Kunming Xiting Hotel Management Co., Ltd.
1.139	Baotoushi Anting Hotel Management Co., Ltd.
1.140	Hanting Technology (Suzhou) Co., Ltd.
1.141	Kunshan Jingjingjing Food and Beverage Management Co., Ltd.
1.142	Tianjin Huasu Enterprise Management Co., Ltd.
1.143	Shanghai Cuixuan E-Commerce Co., Ltd.
1.144	Shanghai Hongxun Cultural Media Co., Ltd.
1.145	Shanghai Huazhu Commercial Factoring Co., Ltd.
1.146	Shanghai Zhiyu Information Consulting Co., Ltd.
1.147	Shanghai Huazhu Hanting Xiyue Enterprise Management Co., Ltd.
1.148	Shanghai Huiting Hotel Management Co., Ltd.
1.149	Shanghai Huiyue Hotel Management Co., Ltd.
1.150	Shanghai Fanting Hotel Management Co., Ltd.
1.151	Shanghai Yinting Hotel Management Co., Ltd.
1.152	Shanghai Minting Hotel Management Co., Ltd.

1.153	Shanghai Rongting Hotel Management Co., Ltd.
1.154	Shanghai Guangting Hotel Management Co., Ltd.
1.155	Shanghai Lanting Hotel Management Co., Ltd.
1.156	Shanghai Baiting Hotel Management Co., Ltd.
1.157	Shanghai HanTing Service Apartment Hotel Management Co., Ltd.
1.158	Shanghai Jiangting Hotel Management Co., Ltd.
1.159	Shanghai Xingting Hotel Management Co., Ltd.
1.160	Shanghai Baoting Hotel Management Co., Ltd.
1.161	Shanghai Fangpu Hotel Management Co., Ltd.
1.162	Shanghai Manao Hotel Management Co., Ltd.
1.163	Hangzhou Pingting Hotel Management Co., Ltd.
1.164	Hangzhou Wenxuan Hotel Management Co., Ltd.
1.165	Hangzhou Miaoting Hotel Management Co., Ltd.
1.166	Hangzhou Juyuan Hotel Management Co., Ltd.
1.167	Jinan Luoting Hotel Management Co., Ltd.
1.168	Qingdao HanTing Hotel Management Co., Ltd.
1.169	Xi’an Yahua Hotel Management Co., Ltd.
1.170	Shenzhen Huazhu Huijia E-Commerce Co.,Ltd.
1.171	Nanjing Quanji Hotel Management Co., Limited
1.172	Kunshan Siting Enterprise Management Co., Ltd.
1.173	Kunshan Bizhu Enterprise Management Co., Ltd.
1.174	Hangzhou Yilai Hotel Chain Co., Ltd.
1.175	Huazhu Enterprise Management Co., Ltd.
1.176	Shanghai Aiqu Enterprise Management Co., Ltd.
1.177	Shanghai Wuqin Equity Fund Co., Ltd.
1.178	Shanghai Fenglv Hotel Management Co., Ltd.
1.179	Huazhu Investment (Shanghai) Co., Ltd.
1.180	Shanghai Shangting Hotel Management Co., Ltd.
1.181	Shanghai Hongting Hotel Management Co., Ltd.
1.182	Shanghai Duting Hotel Management Co., Ltd.
1.183	Shanghai Hongxi Hotel Management Co., Ltd.
1.184	Shanghai Haoting Hotel Management Co., Ltd.
1.185	Shanghai Tongji Hotel Management Co., Ltd.
1.186	Shanghai Chunting Hotel Management Co., Ltd.
1.187	Shanghai Moting Hotel Management Co., Ltd.
1.188	Hangzhou Ansheng Hotel Management Co., Ltd.
1.189	Hangzhou Heju Hanting Hotel Co., Ltd.
1.190	Suzhou Lishan Yatai Hotel Management Co., Ltd.
1.191	Suzhou Yongchangjiahe Hotel Management Co., Ltd.
1.192	Wantong Yiguan (Beijing) Hotel Management Co., Ltd.
1.193	Beijing Dongnian Hotel Co., Ltd.
1.194	Beijing Chengnian Hotel Management Co., Ltd.
1.195	Zhuhai Manneijiali Investment Development Company Limited
1.196	Guangzhou Zhongting Quanji Hotel Management Co., Ltd.

1.197	Guangzhou Didu Hotel Management Co., Ltd.
1.198	Guangzhou Bihua Hotel Management Co., Ltd.
1.199	Shanghai Jizhu Investment Management Co., Ltd.
1.200	Kunshan Hanka Catering Management Co., Ltd.
1.201	Ningbo Huating Investment Consulting Co., Ltd.
1.202	Ningbo Huating Galaxy Investment Management Co., Ltd.
1.203	Shanghai Yate Zhongtan Hotel Management Co., Ltd.
1.204	Hangzhou Yueli Yilai Hotel Co., Ltd.
1.205	Hangzhou Maolu Yilai Hotel Co., Ltd.
1.206	Hangzhou Qiandaohu Yilai Resort Co., Ltd.
1.207	Beijing Qitian Holiday Hotel Co., Ltd.
1.208	Beijing Crystal Orange Hotel Management Co., Ltd.
1.209	Beijing Orange Times Hotel Management Co., Ltd.
1.210	Beijing Crystal Orange Times Hotel Management Co., Ltd.
1.211	Shanghai Juchao Department Management Co., Ltd.
1.212	Tianjin Mengguang Information Technology Co., Ltd.
1.213	Ningbo Futing Enterprise Management Co., Ltd.
1.214	Huanmei Information Technology (Shanghai) Co., Ltd.
1.215	Huanmei International Travel Service (Shanghai) Co., Ltd.
1.216	Hanting Hesheng (Suzhou) Hotel Management Co., Ltd.
1.217	Beijing Hanting Hotel Management Co., Ltd.
1.218	Shanghai HanTing Guancheng Hotel Management Co., Ltd.
1.219	Tianjin Huazhu Finance Leasing Co., Ltd.
1.220	Ningbo Jishi Investment Management LLP
1.221	Ningbo Qiji Galaxy Investment Management Center LLP

2.	Majority-Owned Subsidiaries

2.1	Elan Hotel Holdings Limited (BVI)	82%	equity interests owned by	China Lodging Holdings (HK) Limited
2.2	Elan Hotel (Hong Kong) Limited (Hong Kong)	100%	equity interests owned by	Elan Hotel Holdings Limited (BVI)
2.3	Zleep Hotels A/S (Denmark)	51%	equity interests owned by	Steigenberger Hotels Aktiengesellschaft
2.4	Zleep Hotel Copenhagen City ApS (Denmark)	100%	equity interests owned by	Zleep Hotels A/S
2.5	Zleep Hotel Ishøj ApS, Taastrup (Denmark)	100%	equity interests owned by	Zleep Hotels A/S
2.6	Zleep Hotel Aarhus ApS (Denmark)	100%	equity interests owned by	Zleep Hotels A/S
2.7	Zleep Hotel Kolding ApS (Denmark)	100%	equity interests owned by	Zleep Hotels A/S
2.8	Zleep Hotel Roskilde ApS (Denmark)	100%	equity interests owned by	Zleep Hotels A/S
2.9	Zleep Hotel Aalborg ApS (Denmark)	100%	equity interests owned by	Zleep Hotels A/S
2.10	Zleep Hotel Lyngby ApS (Denmark)	100%	equity interests owned by	Zleep Hotels A/S
2.11	Zleep Hotel Aarhus Skejby ApS	100%	equity interests owned by	Zleep Hotels A/S
2.12	Zleep Hotel Copenhagen Arena ApS (Denmark)	100%	equity interests owned by	Zleep Hotels A/S
2.13	Zleep Hotels AB (Sweden)	100%	equity interests owned by	Zleep Hotels A/S
2.14	Zleep Hotels Upplands Väsby AB (Sweden)	100%	equity interests owned by	Zleep Hotels A/S
2.15	Yilai Hotel Management (Ningbo) Co., Ltd.	100%	equity interests owned by	Elan Hotel (Hong Kong) Limited (Hong Kong)
2.16	Shanghai Leshu Hotel Management Co., Ltd.	100%	equity interests owned by	Shanghai Ruiji Hotel Management Co., Ltd.
2.17	Shanghai Mingxin Hotel Management Co., Ltd.	100%	equity interests owned by	Shanghai Ruiji Hotel Management Co., Ltd.
2.18	Shanghai Mingjing Hotel Investment Management Co., Ltd.	100%	equity interests owned by	Shanghai Ruiji Hotel Management Co., Ltd.
2.19	Xiamen Leshu Hotel Management Co., Ltd.	100%	equity interests owned by	Shanghai Ruiji Hotel Management Co., Ltd.
2.20	Fuzhou Leshu Hotel Management Co., Ltd.	100%	equity interests owned by	Shanghai Ruiji Hotel Management Co., Ltd.

2.21	Wuhan Liye Yuchuang Enterprises Management Co., Ltd.	100%	equity interests owned by	Shanghai Yuchuang Investment Management Co. Ltd.
2.22	Changxing Longguan Culture Development Co., Ltd.	100%	equity interests owned by	Shanghai Longhua Investment Management Co. Ltd.
2.23	Shanghai Mengxu Intelligent Technology Co., Ltd.	100%	equity interests owned by	H-World Information and Technology Co., Ltd.
2.24	Beijing Tiandui Information Technology Co., Ltd.	100%	equity interests owned by	H-World Information and Technology Co., Ltd.
2.25	Suzhou Zhongzhou Express Hotel Co. Ltd.	100%	equity interests owned by	Henan Zhongzhou Express Hotel Investment Co., Ltd.
2.26	Jiaozuo Zhongzhou Express Hotel Co. Ltd.	100%	equity interests owned by	Henan Zhongzhou Express Hotel Investment Co., Ltd.
2.27	Blossom Hill Hotel Investment Management (Kunshan) Co., Ltd.	89.58%	equity interests owned by	Huazhu Hotel Management Co., Ltd., 9.75% equity interests owned by Huazhu Investment (Shanghai) Co., Ltd.
2.28	Shanghai Keting Cultural Communication Co., Ltd.	100%	equity interests owned by	Blossom Hill Hotel Investment Management (Kunshan) Co., Ltd.
2.29	Shanghai Blossom Hill Investment Management Co., Ltd.	100%	equity interests owned by	Blossom Hill Hotel Investment Management (Kunshan) Co., Ltd.
2.30	Shanghai Blossom Hill Hotel Management Co., Ltd.	100%	equity interests owned by	Blossom Hill Hotel Investment Management (Kunshan) Co., Ltd.
2.31	Shanghai Changguan Investment Management Co., Ltd.	100%	equity interests owned by	Blossom Hill Hotel Investment Management (Kunshan) Co., Ltd.
2.32	Kunshan Blossom Hill Commercial and Trading Co., Ltd.	100%	equity interests owned by	Blossom Hill Hotel Investment Management (Kunshan) Co., Ltd.
2.33	Wuxi Blossom Hill Culture Tourism Investment Co., Ltd.	100%	equity interests owned by	Blossom Hill Hotel Investment Management (Kunshan) Co., Ltd.
2.34	Suzhou Blossom Hill Hotel Investment Management Co., Ltd.	100%	equity interests owned by	Blossom Hill Hotel Investment Management (Kunshan) Co., Ltd.
2.35	Huzhou Blossom Hill Hotel Investment Management Co., Ltd.	100%	equity interests owned by	Blossom Hill Hotel Investment Management (Kunshan) Co., Ltd.
2.36	Ningbo Blossom Hill Hotel Management Co., Ltd.	100%	equity interests owned by	Blossom Hill Hotel Investment Management (Kunshan) Co., Ltd.
2.37	Lijiang Blossom Hill Hotel Management Co., Ltd.	99.6%	equity interests owned by	Blossom Hill Hotel Investment Management (Kunshan) Co., Ltd., 0.04% equity interests owned by Shanghai Blossom Hill Investment Management Co., Ltd.

2.38	Hangzhou Yuexi Hotel Management Co., Ltd.	91.83%	equity interests owned by	Blossom Hill Hotel Investment Management (Kunshan) Co., Ltd.
2.39	Suzhou Blossom Hill Hotel Management Co., Ltd.	60%	equity interests owned by	Blossom Hill Hotel Investment Management (Kunshan) Co., Ltd.
2.40	Kunshan Zhouzhuang Blossom Hill Hotel Investment Management Co., Ltd.	60%	equity interests owned by	Blossom Hill Hotel Investment Management (Kunshan) Co., Ltd.
2.41	Sichuan Blossom Hill Hotel Investment Management Co., Ltd.	51%	equity interests owned by	Blossom Hill Hotel Investment Management (Kunshan) Co., Ltd.
2.42	Shanghai Longhua Investment Management Co., Ltd.	51%	equity interests owned by	Shanghai Changguan Investment Management Co., Ltd.
2.43	Diqingzhou Blossom Hill Hotel Management Co., Ltd.	95.83%	equity interests owned by	Shanghai Blossom Hill Hotel Management Co., Ltd., 4.17% equity interests owned by Shanghai Blossom Hill Investment Management Co., Ltd.
2.44	Guangzhou Yahua Puxin Hotel Co., Ltd.	80%	equity interests owned by	Yagao Meihua Hotel Management Co., Ltd.
2.45	Shanghai Meixie Hotel Management Co., Ltd.	60%	equity interests owned by	Yagao Meihua Hotel Management Co., Ltd.
2.46	Wuhu Jiangting Hotel Management Co., Ltd.	99.97%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.47	Shanghai Suting Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.48	Nanjing Yangting Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.49	Wuhushi Ronghe Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.50	Beijing Hanting Oriental Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.51	Baoding Lianting Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.52	Urumqi Luting Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.53	Urumqi Qiting Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.54	Chongqi Yiting Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.55	Xi’an Shengting Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.56	Xi’an Bangting Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.57	Nantong Hanting Zhongcheng Hotel Co., Ltd.	95%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.

2.58	Shanghai Liansheng Hotel Co., Ltd.	90%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.59	Chengdu Changting Hotel Management Co., Ltd.	80%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.60	Nanjing Leting Hotel Management Co., Ltd.	80%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.61	Chengdu Yuting Hotel Management Co., Ltd.	60%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.62	Shanghai Huiting Hotel Management Co., Ltd.	55%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.63	Wuxi Hanting Hotel Management Co., Ltd.	55%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.64	Chengdu HanTing Yangchen Hotel Management Co., Ltd.	51%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.65	Changsha Changting Hotel Management Co., Ltd.	51%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.66	Jinan Hanjia Hotel Management Co., Ltd.	99%	equity interests owned by	HanTing Xingkong (Shanghai) Hotel Management Co., Ltd.
2.67	Shanghai Dingting Hotel Management Co., Ltd.	55%	equity interests owned by	HanTing Xingkong (Shanghai) Hotel Management Co., Ltd.
2.68	Nanjing Zhuting Hotel Management Co., Ltd.	51%	equity interests owned by	HanTing Xingkong (Shanghai) Hotel Management Co., Ltd.
2.69	Hangzhou Chenji Hotel Management Co., Ltd.	51%	equity interests owned by	HanTing Xingkong (Shanghai) Hotel Management Co., Ltd.
2.70	Wenzhou Hanting Quanji Hotel Management Co., Ltd.	98%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.71	Xi’an Jvting Hotel Management Co., Ltd.	90%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.72	Henan Zhongzhou Express Hotel Investment Co., Ltd.	85%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.73	Shanghai Junrui Hotel Co., Ltd.	60%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.74	Wenzhou Yaozhu Hotel Management Co., Ltd.	60%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.75	Xi’an Quanji Maoting Hotel Management Co., Ltd.	51%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.76	Shanghai Yuchuang Investment Management Co. Ltd.	91.67%	equity interests owned by	Huazhu Investment (Shanghai) Co., Ltd.
2.77	Shanghai Ruiji Hotel Management Co., Ltd.	50%	equity interests owned by	Huazhu Investment (Shanghai) Co., Ltd.
2.78	Nanjing Starway Hotel Management Co., Ltd.	95%	equity interests owned by	Starway Hotel Management (Shanghai) Co., Ltd.

2.79	Hefei Jucheng Hotel Management Consulting Co., Ltd.	70%	equity interests owned by	Beijing Crystal Orange Hotel Management Consulting Co., Ltd.
2.80	Shanghai Qiting Hotel Management Co., Ltd.	99.9999% equity interests owned by Ningbo Hongting Investment Management Center LLP, and 0.0001% equity interests owned by Ningbo Huating Investment Consulting Co., Ltd.
2.81	Kunshan Jizhu Enterprise Management Co., Ltd.	99.99% equity interests owned by Ningbo Hongting Investment Management Center LLP, and 0.01% equity interests owned by Huazhu Hotel Management Co., Ltd.
2.82	Kunshan Qiting Enterprise Management Co., Ltd.	99.99% equity interests owned by Ningbo Hongting Investment Management Center LLP, and 0.01% equity interests owned by Huazhu Hotel Management Co., Ltd.
2.83	H-World Information and Technology Co., Ltd.	84.1035% equity interests owned by Huazhu Hotel Management Co., Ltd., and 11.7354% equity interests owned by Shanghai Mengguang Enterprises Management LLP
2.84	Zhengzhou Tiancheng Express Hotel Co. Ltd.	65% equity interests owned by Henan Zhongzhou Express Hotel Investment Co., Ltd., and 35% equity interests owned by Huazhu Hotel Management Co., Ltd.
2.85	Jiangsu Jinlv Huazhu Hotel Management Co., Ltd.	39% equity interests owned by Huazhu Hotel Management Co., Ltd., and 15% equity interests owned by Ningbo Futing Enterprise Management Co., Ltd.
2.86	Nanjing Jinlv Huazhu Mingri City Hotel Co., Ltd.	100% equity interests owned by Jiangsu Jinlv Huazhu Hotel Management Co., Ltd.
2.87	Ningbo Jisu Investment Management LLP	Shanghai Jizhu Investment Management Co., Ltd. Acts as the GP holds 30.01% of partnership share
2.88	Shanghai Mengguang Enterprises Management LLP	Shanghai Jizhu Investment Management Co., Ltd. Acts as the GP holds 12.13% of partnership share
2.89	Ningbo Hongting Investment Management Center LLP	Ningbo Qiji Galaxy Investment Management Center LLP acts as the GP and holds 12.09% of partnership share, Huazhu Hotel Management Co., Ltd. acts as the LP and holds 27.91% of partnership share